.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) March 11, 2005
                            _________________________

                           GIBRALTAR INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)
         Delaware                     0-22462                16-1445150
____________________________      _____________________   ______________________
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)                File Number)          Identification No.)

                              3556 Lake Shore Road
                                  P.O. Box 2028

                        Buffalo, New York    14219-0228
                           ___________________________
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code (716) 826-6500

                                     PART I

Item 2.02 Results of Operations and Financial Condition

Gibraltar Industries, Inc. (the Company) is restating its financial statements for the years ended December 31, 2004, 2003, and 2002 and financial information in the year 2001 and 2000, and each of the quarters in the years ended December 31, 2004 and 2003 to reflect the reclassification of the Company's Milcor subsidiary as discontinued operations in accordance with Statements of Financial Accounting Standards No. 144 "Accounting for the Impairment of Disposal of Long-Lived Assets (SFAS No. 144) and the requirements of the U.S. Securities and Exchange Commission (the SEC). Under the SEC requirements, the Company must reflect any reclassification to discontinued operations as required by SFAS No. 144 subsequent to the determination to all such operation, for previously issued annual financial statements for each of the years shown in the Company's last annual report on Form 10-K if those are incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date the operations were identified for sale.

This Form 8-K is being filed by the Company and amends Items 6, 7 and 8 of the Company's Annual Report on Form 10-K for the year ended December 31, 2004 to reflect the Reclassification. We are also refiling Item 9A. No other amendments are hereby made to the Company's Annual Report on Form 10-K.

Selected historical financial information for fiscal 2000, 2001, 2002 2003 and 2004 and supplemental disclosure to Management's Discussion and Analysis of Financial Condition and Results of Operations for fiscal years 2004, 2003 and 2002 regarding the Reclassification are attached as Exhibit 99.1. Restated audited consolidated financial statements for the years ended December 31, 2004, 2003 and 2002 are attached as Exhibit 99.2.

Readers should refer to the Company's quarterly reports on Form 10-Q for information related to periods subsequent to December 31, 2004. The Company intends for the information provided pursuant to this Item 2.01 and 9.01 to be deemed filed and incorporated by reference into its filings with the SEC.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

     99.1 Selected Historical Information

     99.2 Restated Audited Consolidated Financial Statements and Supplementary Data for the fiscal years ended December 31, 2004, 2003 and 2002

     99.3 Controls and Procedures

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 14, 2005                                  By: /s/  David W. Kay
                                                       ___________________
                                                   David W. Kay
                                                   Executive Vice President
                                                   Chief Financial Officer and
                                                   Treasurer



Exhibit Index

     99.1 Selected Historical Information

     99.2 Restated Audited Consolidated Financial Statements and Supplementary
          Data for the fiscal years ended December 31, 2004, 2003 and 2002

     99.3 Controls and Procedures


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